EXHIBIT 10.2


                                 FIRST AMENDMENT

                             Dated as of May 8, 2003


     This FIRST AMENDMENT (the "First Amendment") among AVADO BRANDS, INC., a Georgia corporation ("Borrower"), each of the lenders that from time to time is a party to the Credit Agreement (referred to below) as lenders (such lenders, each individually a "Lender" and collectively, the "Lenders"), HILCO CAPITAL LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, the "Administrative Agent"), and DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as collateral agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, the "Collateral Agent").


                             PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders, the Administrative Agent and the Collateral Agent have entered into the Third Amended and Restated Credit Agreement dated as of March 21, 2003, as amended from time to time (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

     (2) The Borrower has requested that certain revisions be made to the Credit Agreement and the Lenders have agreed to make such revisions on the terms and subject to the conditions set forth in this First Amendment.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) Subsection (i) of Section 2.02(d) of the Credit Agreement is amended by deleting such Subsection in its entirety and substituting a new Subsection (i) to read as follows:

     "(i) Notwithstanding any provisions to the contrary in any Letter of Credit Reimbursement Agreement: (A) the Borrower shall reimburse the Issuer for amounts drawn under such Letter of Credit Accommodation no later than the date (the "Reimbursement Date") which is one (1) Business Day after each date on which the Issuer shall pay any amount under any Letter of Credit Accommodation pursuant to any draft or demand under such Letter of Credit Accommodation, and (B) all Reimbursement Obligations with respect to each Letter of Credit Accommodation shall bear interest from the date of the relevant drawing or demand under such Letter of Credit Accommodation until the Reimbursement Date. If Borrower fails to so reimburse the Issuer by the Reimbursement Date, Borrower shall be deemed to have requested a Loan to be disbursed on the Reimbursement Date in an amount equal to the unreimbursed amount, without regard to the minimum and multiples specified in Section 2.01(b) for the principal amount of Loans."

     SECTION 2. Conditions of Effectiveness. This First Amendment shall become effective (the "Effective Date") as of the May 8, 2003 when the Collateral Agent shall have received counterparts of this First Amendment executed by the Borrower and the Requisite Lenders.

     SECTION 3. Representations and Warranties of the Borrowers. The Borrower represents and warrants as follows:

     (a) After giving effect to this First Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true in all material respects.

     (b) After giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.

     SECTION 4. Reference to and Effect on the Loan Documents. Upon the effectiveness of Section 1 of this First Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

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     (a) Except as  specifically  amended  above,  the Credit  Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

     (b) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 6. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                           [Signature page to follow]

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     IN WITNESS WHEREOF,  the parties hereto have caused this First Amendment to be executed as of the date first above written.


                         AVADO BRANDS, INC.



                         By:_________________________________________
                            Title:



                         HILCO CAPITAL LP, as Administrative Agent and Lender



                         By: ________________________________________
                             Title:



                         DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as
                         Collateral Agent and Lender



                         By:_________________________________________
                            Title:



                         DB SPECIAL OPPORTUNITIES LP


                         By:_________________________________________
                            Title:



                         HIGHBRIDGE/ZWIRN
                         SPECIAL OPPORTUNITIES FUND, L.P.


                         By:_________________________________________
                            Title:



                         TRS METIS LLC


                         By: ________________________________________
                             Title:



     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this Form 10-Q, the Registrant hereby agrees to furnish supplementaly a copy of any omitted exhibit or schedule to the Commission upon request.


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